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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report:       NOVEMBER 10, 1994
Date of earliest
  event reported:     NOVEMBER 9, 1994


                        AMERICAN STANDARD COMPANIES INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                     33-23070                    13-3465896
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)              Identification No.)
 incorporation)



ONE CENTENNIAL AVENUE, P.O. BOX 6820                       08855-6820
PISCATAWAY, N.J.                                           (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code (908) 980-6000



                            ASI HOLDING CORPORATION
               1114 Avenue of the Americas, New York, NY  10036
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         On November 2, 1994, the Board of Directors and the majority stockholder of the Registrant approved a certificate of amendment (the "Amendment") to the Registrant's Certificate of Incorporation to (a) change the name of the Registrant from "ASI Holding Corporation" to "American Standard Companies Inc." and (b) add indemnification provisions to the Registrant's Certificate of Incorporation. The Amendment became effective on November 9, 1994 upon the filing of the Amendment with the Secretary of State of the State of Delaware.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  (3) Form of Certificate of Incorporation of the Registrant as filed with the Secretary of State of the State of Delaware on March 15, 1988.

                            Form of Certificate of Amendment of the
                            Registrant as filed with the Secretary of State of the State of Delaware on April 19, 1990.

                            Form of Certificate of Amendment of the
                            Registrant as filed with the Secretary of State of the State of Delaware on December 20, 1991.

                            Form of Certificate of Correction of the Registrant as filed with the Secretary of State of the State of Delaware on January 3, 1992.

                            Form of Certificate of Amendment of the
                            Registrant as filed with the Secretary of State of the State of Delaware on November 9, 1994.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      American Standard Companies Inc.
                                       (Registrant)


                                      By:/s/ G. RONALD SIMON
                                         ---------------------------------
                                         G. Ronald Simon
                                         Vice President and Controller


DATE:   November 10, 1994





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                                 EXHIBIT INDEX


                                                                                                    Sequential
Exhibit No.                       Description                                                         Page No.
- -----------                       -----------                                                       ----------
(3)               Form of Certificate of Incorporation of the Registrant as
                  filed with the Secretary of State of the State of Delaware on March 15, 1988.

                  Form of Certificate of Amendment of the Registrant as filed with the Secretary of State of the State of Delaware on April 19, 1990.

                  Form of Certificate of Amendment of the Registrant as filed with the Secretary of State of the State of Delaware on December 20, 1991.

                  Form of Certificate of Correction of the Registrant as filed with the Secretary of State of the State of Delaware on January 3, 1992.

                  Form of Certificate of Amendment of the Registrant as filed with the Secretary of State of the State of Delaware on November 9, 1994.